EXHIBIT 99.1

                            SYSCO INTERNATIONAL, CO.

                              LETTER OF TRANSMITTAL

                          For Tender Of All Outstanding
                              6.10% Notes due 2012
                      in exchange for 6.10% Notes due 2012
                 which have been registered under the Securities
                     Act of 1933, as amended, pursuant to the
                       Prospectus dated __________, 2002.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________, 2002 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

DELIVER TO: WACHOVIA BANK, NATIONAL ASSOCIATION, EXCHANGE AGENT

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        By Mail, Overnight Courier or Hand:               By Facsimile:
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    Wachovia Bank Customer Information Center             (704) 590-7628
       Corporate Trust Operations - NC1153
        1525 West W.T. Harris Blvd. - 3C3                    Confirm:
            Charlotte, N.C. 28262-1153
                  (704) 590-7413                          (704) 590-7413
                Attn: Marsha Rice
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DELIVERY OF THIS  INSTRUMENT  TO AN ADDRESS  OTHER THAN AS SET FORTH  ABOVE,  OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated __________, 2002 (the "Prospectus"), of SYSCO International, Co., a Nova Scotia unlimited liability company (" SYSCO International"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $200,000,000 of 6.10% Notes due 2012 of SYSCO International (the "New Notes"), which have been registered under the Securities Act of 1933, as amended, for an equal principal amount of the outstanding 6.10% Notes due 2012 (the "Old Notes") of SYSCO International. Both the Old Notes and the New Notes are unconditionally guaranteed by SYSCO Corporation. Wachovia Bank, National Association is the exchange agent for the Exchange Offer (the "Exchange Agent").

     SYSCO International reserves the right, in accordance with applicable law, at any time: (i) to delay the acceptance of the Old Notes; (ii) to terminate the Exchange Offer if SYSCO International determines that any of the conditions to the Exchange Offer have not occurred or have not been satisfied; (iii) to extend the Expiration Date of the Exchange Offer and keep all Old Notes tendered other than those Old Notes properly withdrawn; and (iv) to waive any condition to or amend the terms of the Exchange Offer. If SYSCO International materially changes the Exchange Offer, or if SYSCO International waives a material condition of the Exchange Offer, SYSCO International will promptly distribute a prospectus supplement to the holders of the Old Notes disclosing the change or waiver. SYSCO International also will extend the Exchange Offer as required by Rule 14e-1 under the Securities Exchange Act of 1934, as amended. If SYSCO International exercises any of the rights listed above, it will promptly give oral or written notice of the action to the Exchange Agent and will issue a release to an appropriate news agency. In the case of an extension, an announcement will be made no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Old Notes if Old Notes are to be forwarded herewith or if a tender of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The

Exchange Offer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry transfer of their Old Notes into the Exchange Agent's account at DTC and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent. Holders who tender their Old Notes using the DTC Automated Tender Offer Program ("ATOP") procedures described below need not submit this Letter.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------------------
        DESCRIPTION OF OLD NOTES
                                                         1                           2                           3
------------------------------------------------------------------------------------------------------------------------------
Names(s) and Address(es) of Registered                                          Principal
Holders(s)(Please fill                                                         Amount of Old                Principal
in, if blank)                                  Certificate Number(s)*            Note(s)**               Amount Tendered***
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

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

* Need not be completed if Old Notes are being tendered by book-entry transfer.
** Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1 below.
*** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2.

[_]  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________

Account Number ___________ Transaction Code Number _____________________________

     By crediting Old Notes to the Exchange Agent's Account at DTC in accordance with DTC's ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms, on behalf of itself and the beneficial owners of such Old Notes, all provisions of this Letter applicable to it and such beneficial owner as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) ________________________________________________

Window Ticket Number (if any) __________________________________________________

Date of Execution of Notice of Guaranteed Delivery _____________________________

Name of Institution that Guaranteed Delivery ___________________________________

IF DELIVERED BY DTC, COMPLETE THE FOLLOWING:

Account Number ___________________  Transaction Code Number ____________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________



               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to SYSCO International the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, SYSCO International all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of SYSCO International) with respect to the tendered Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, SYSCO International, (2) present and deliver such Old Notes for transfer on the books of SYSCO International, and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby, (2) SYSCO International will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (3) the Old Notes tendered for exchange are not subject to any adverse claims or proxies when the same are accepted by SYSCO International. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in, a distribution of such New Notes within the meaning of the Securities Act, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of SYSCO International or SYSCO Corporation.

     The undersigned also acknowledges that this Exchange Offer is being made based on SYSCO International's understanding of an interpretation by the staff of the United States Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Old Notes directly from SYSCO International for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of SYSCO International within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such New Notes and has no arrangement with any person to participate in the distribution of such New Notes. If a holder of Old Notes is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (1) may not rely on the applicable interpretations of the staff of the SEC, (2) will not be entitled to tender its Old Notes in the Exchange Offer and (3) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by SYSCO International to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer-Withdrawal of Tenders of Old Notes" section of the Prospectus.

     For purposes of the Exchange Offer, SYSCO International shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if SYSCO International gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------------------------------------------------------------
              SPECIAL ISSUANCE INSTRUCTIONS                                    SPECIAL DELIVERY INSTRUCTIONS
--------------------------------------------------------------------------------------------------------------------------
               (See Instructions 3 and 4)                                        (See Instructions 3 and 4)
--------------------------------------------------------------------------------------------------------------------------

To be completed  ONLY if  certificates  for Old  Notes              To be completed ONLY if certificates for Old Notes not
not  exchanged   and/or  New  Notes  are to be  issued              exchanged and/or  New  Notes are to be sent to someone
in the  name of and  sent to  someone  other  than the              other than  the person(s) whose signature(s) appear(s)
person(s)   whose   signature(s)   appear(s)  on  this              on  this  Letter  below  or to  such  person(s)  at an
Letter below,  or if Old Notes delivered by book-entry              address   other   than   shown  in  the  box  entitled
transfer  which  are not accepted  for exchange are to              "Description of Old Notes" on this Letter above.
be  returned  by   credit  to  an  account  maintained
at DTC  other  than the  account indicated above.

--------------------------------------------------------------------------------------------------------------------------

Issue New Notes and/or Old Notes to:                                Deliver New Notes and/or Old Notes to:

Name(s): ___________________________________                        Name(s): _______________________________________
               (Please Type or Print)                                               (Please Type or Print)

Address: ___________________________________                        Address: _______________________________________

____________________________________________                        ________________________________________________

____________________________________________                        ________________________________________________
            (Including Zip Code)                                                   (Including Zip Code)

--------------------------------------------------------------------------------------------------------------------------

____________________________________________
(Tax Identification or Social Security Number) (See
Substitute Form W-9)

--------------------------------------------------------------------------------------------------------------------------

                                       5

[_] Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below.

____________________________________________
(DTC Account Number, if applicable)

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


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
             (Complete accompanying Substitute Form W-9 on Page 13)



________________________________________________________________________________

________________________________________________________________________________
                             (Signature(s) of Owner)

Dated: _____________________, 20___

Name(s):  ______________________________________________________________________
                             (Please Type or Print)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________
                              (Including ZIP Code)

Daytime Area Code and Telephone No.: ___________________________________________

Taxpayer Identification or Social Security No.: ________________________________
                                                   (See Substitute Form W-9
                                                           on Page 13)


(If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

                               SIGNATURE GUARANTEE
                         (if required by Instruction 3)

                     FINANCIAL INSTITUTIONS: PLACE MEDALLION
                            GUARANTEE IN SPACE BELOW

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

Area Code and Telephone Number: ________________________________________________

Dated: _________________________________________________________________________

                                  INSTRUCTIONS

                            SYSCO INTERNATIONAL, CO.

     Forming part of the terms and conditions of the offer to exchange 6.10% Notes due 2012, which have been registered under the Securities Act of 1933, as amended, for any and all outstanding 6.10% Notes due 2012.

1.   DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Notes" section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Old Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that it has received and agrees to be bound by the Letter and that SYSCO International may enforce the Letter against the tendering participant. Holders who tender their Old Notes using the DTC ATOP procedures need not submit this Letter.

     Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer-- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, holders may tender their Old Notes if
(i) the tender is made by or through an Eligible Guarantor Institution (as defined in Instruction 3 below); (ii) a properly completed and signed Notice of Guaranteed Delivery in the form provided with this Letter is delivered to the Exchange Agent on or before the Expiration Date (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby; and (iii) the certificates or a confirmation of book-entry transfer and a properly completed and signed Letter are delivered to the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. The Notice of Guaranteed Delivery may be delivered by hand, facsimile or mail to the Exchange Agent, and a guarantee by an Eligible Guarantor Institution must be included in the form described in the notice.

     Delivery of this Letter, the Old Notes and all other required documents by whatever method you choose is at your sole risk. Delivery is complete when the Exchange Agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with DTC's procedures does not constitute delivery to the Exchange Agent. If delivery is by mail, then registered mail, return receipt requested, properly insured, or an overnight delivery service is recommended. In all cases, please allow sufficient time to ensure timely delivery. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (not applicable to holders of Old Notes who tender by book-entry transfer).

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Guarantor Institution.

     If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates, and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by SYSCO International, proper evidence satisfactory to SYSCO International of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF THE SECURITY TRANSFER AGENT'S MEDALLION SIGNATURE PROGRAM OR BY ANY OTHER "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (1) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE DTC SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (2) FOR THE ACCOUNT OF AN ELIGIBLE GUARANTOR INSTITUTION.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.   TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide SYSCO International (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If SYSCO International is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding on all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give SYSCO International a completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other similar statement, signed under penalties of perjury, certifying as to that individual's exempt status. You can obtain the appropriate form from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to SYSCO International within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to SYSCO International.

6.   TRANSFER TAXES.

     SYSCO International will pay any transfer taxes for the exchange of the Old Notes in the Exchange Offer. If, however, New Notes are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than for the exchange of Old Notes in the Exchange Offer, then the tendering holder will pay the transfer taxes. If a tendering holder does not submit satisfactory evidence of payment of taxes or exemption from taxes with the Letter, the taxes will be billed to the tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7.   WAIVER OF CONDITIONS.

     SYSCO International reserves the right to waive any or all conditions enumerated in the Prospectus.

8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. SYSCO International reserves the right to reject any Old Notes not properly tendered or any Old Note the acceptance of which would, in the opinion of SYSCO International or its counsel, be unlawful. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     SYSCO International reserves the right to waive any defects or irregularities in tenders. Unless waived, any deficit or irregularity in tenders must be cured within such time as SYSCO International shall determine. Neither SYSCO International, any affiliates or assigns of SYSCO International, the Exchange Agent nor any other person is under any obligation to give notice of any irregularities in tender nor will they be liable for failing to give such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  VALIDITY OF TENDERS.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by SYSCO International in its sole discretion, which determination will be final and binding. SYSCO International's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

11.  WITHDRAWAL.

     Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under "The Exchange Offer - Withdrawal of Tenders of Old Notes."

12.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                            (See Instruction 5 above)

                         TAXPAYER IDENTIFICATION NUMBER
                               Substitute Form W-9



Name: __________________________________________________________________________
            (First, middle, last) (If joint names, list both and circle the name of the person or entity whose number you enter in Part I below)

Address: _______________________________________________________________________

________________________________________________________________________________


-------------------------------------------------------------------------------------------------------------------------------
Part 1 - - Please  provide your  Taxpayer  Identification               Part 2 - - If you are exempt from backup  withholding,
Number ("TIN") in the space provided below and                          check here.
certify by signing and dating below.

____________________________________________                            [_] - Exempt from backup withholding
(Social Security or Employer
Identification Number)

-------------------------------------------------------------------------------------------------------------------------------

Part 3 -- Certification -- Under penalties of perjury, I certify that:

1. The information provided above on this Substitute Form W-9 is true, complete and correct; and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has informed me that I am no longer subject to backup withholding.

Signature: _________________________________________  Date: ____________________

Certification Instructions -- You must cross out item 2 of Part 3 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2 of Part 3.

NOTE: Failure to complete and return this Substitute Form W-9 may result in backup withholding of any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

NOTE: You must complete the following certificate if you are awaiting a Taxpayer Identification Number.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, all reportable payments made to me thereafter may be subject to withholding until I provide a number.


-----------------------------------------         ------------------------------
              Signature                                        Date

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                   WHAT NAME AND NUMBER TO GIVE THE REQUESTER

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  GIVE THE NAME AND
                                                                                                                  EMPLOYER
                                         GIVE THE NAME AND SOCIAL                                                 IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                SECURITY NUMBER OF - -            FOR THIS TYPE OF ACCOUNT:              NUMBER OF - -
-------------------------------------    ------------------------------    -----------------------------------    ------------------

1.       Individual                      The individual                    6.      Sole proprietorship            The owner (3)
2.       Two or more individuals         The actual owner of the           7.      A valid trust, estate, or      Legal entity (4)
         (joint account)                 account or, if combined                   pension trust
                                         funds, the first individual
                                         on the account (1)
3.       Custodian account of minor      The minor (2)                     8.      Corporate                      The corporation
         (Uniform Gift to Minors
         Act)
4.       a.  The usual revocable         The grantor-trustee (1)           9.      Association, club,             The organization
         savings trust (grantor is                                                 religious, charitable,
         also trustee)                                                             educational, or other
                                                                                   tax-exempt organization
         b.  So-called trust             The actual owner (1)              10.     Partnership                    The partnership
         account that is not a
         legal or valid trust under
         state law
5.       Sole proprietorship             The owner (3)                     11.     A broker or registered         The broker or
                                                                                   nominee                        nominees
                                                                           12.     Account with the               The public entity
                                                                                   Department of Agriculture
                                                                                   in the name of a public
                                                                                   entity (such as a state
                                                                                   or local government,
                                                                                   school district, or
                                                                                   prison) that receives
                                                                                   agricultural program
                                                                                   payments
------------------------------------------------------------------------------------------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) Show the individual's name. See Items 5 or 6 of the instructions above. You may also enter your business name.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

                                  INSTRUCTIONS
                     (Section references are to the Internal
                                 Revenue Code.)

PURPOSE OF FORM.--A person who is required to file an information return with the Internal Revenue Service (the IRS) must obtain your correct taxpayer identification number (TIN) to report income paid to you, real-estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement arrangement (IRA). Use Form W-9 to furnish your correct
TIN to the requester (the person asking you to furnish your TIN), and when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

WHAT IS BACKUP WITHHOLDING?--Persons making certain payments to you are required to withhold and pay to the IRS 30% of such payments after December 31, 2001 (29% after December 31, 2003). This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

     If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

(1)  You do not furnish your TIN to the requester, or
(2)  The IRS notifies the requester that you furnished an incorrect TIN, or
(3) You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or
(4) You fail to certify to the requester that you are not subject to backup withholding under (Part 3) above (for reportable interest and dividend accounts opened after 1983 only), or
(5) You fail to certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Exempt Payees and Payments under Specific Instructions, below, if you are an exempt payee.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING.--The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except Item
(9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in Items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in Items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1) An organization exempt from tax under section 501(a), or an Individual Retirement Plan (IRA), or a custodial account under section 403(b)(7);
(2)  The United States or any of its agencies or instrumentalities;
(3) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;
(4) A foreign government or any of its political subdivisions, agencies, or instrumentalities;
(5)  An international organization or any of its agencies or instrumentalities;
(6)  A corporation;
(7)  A foreign central bank of issue;
(8) A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.;
(9) A futures commission merchant registered with the Commodity Futures Trading Commission;
(10) A real estate investment trust;
(11) An entity registered at all times during the tax year under the investment Company Act of 1940;
(12) A common trust fund operated by a bank under section 584(a);
(13) A financial institution;
(14) A middleman known in the investment community as a nominee or custodian; or
(15) A trust exempt from tax under section 664 or described in section 4947.

     Payments of dividends and patronage dividends generally not subject to backup withholding include the following:

o    Payments to nonresident aliens subject to withholding under section 1441.
o Payments to partnerships not engaged in trade or business in the U.S. and that have at least one nonresident alien partner.
o    Payments of patronage dividends not paid in money.
o    Payments made by certain foreign organizations.
o    Section 404(k) payments made by an ESOP.

     Payments of interest generally not subject to backup withholding include the following:

o    Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).
o    Payments described in section 6049(b)(5) to nonresident aliens.
o    Payments on tax-free covenant bonds under section 1451.
o    Payments made by certain foreign organizations.
o    Mortgage or student loan interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PENALTIES

FAILURE TO FURNISH TIN.--If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL    PENALTY   FOR    FALSIFYING    INFORMATION.--Willfully    falsifying
certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

SPECIFIC INSTRUCTIONS

TAXPAYER IDENTIFICATION NUMBER (TIN).--You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box.

HOW TO GET A TIN.--If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5 from your local Social Security Administration office. Get FORM W-7 to apply for an ITIN or FORM SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

     If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. Other payments are subject to backup withholding.

NOTE: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

     As soon as you receive your TIN, complete another Form W-9, include your TIN. Sign and date this form, and give it to the requester.

NAME.--If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change please enter your first name, the last name shown on your social security card and your new last name.

     If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

PRIVACY ACT NOTICE.--Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt or contributions you made to an individual retirement arrangement (IRA). The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

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